UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
________________________________
 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
________________________________
Date of Report (Date of earliest event reported) October 23, 2014
________________________________
AVNET, INC.
(Exact name of registrant as specified in its charter)
________________________________

New York	1-4224	11-1890605
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
(Address of principal executive offices)		(Zip Code)
(480) 643-2000
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On October 23, 2014, Avnet, Inc. (the “Company”) issued a press release announcing its first quarter results of operations for fiscal 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Also attached is the CFO Review of Fiscal 2015 First Quarter Results as Exhibit 99.2 and is incorporated by reference herein.
The information in this Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth in such filing.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated October 23, 2014.

99.2	CFO Review of Fiscal 2015 First Quarter Results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2014	AVNET, INC.
Registrant

	By:	/s/ Kevin Moriarty
Name: Kevin Moriarty
Title: Senior Vice President and
Chief Financial Officer